HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

 333-72042          HV-6775 PremierSolutions Cornerstone (Series II)

Supplement dated July 21, 2010 to your Prospectus

SUB-ADVISER CHANGE

THE HARTFORD SMALL COMPANY FUND – CLASS R4

HARTFORD SMALL COMPANY HLS FUND – CLASS IB

Effective immediately, in the section entitled “The Funds”, under the Investment Objective table, the information for the following funds are deleted and replaced with the following:

Sub-Account	Investment Objective Summary	Investment Adviser/Sub- Advisor
RETAIL MUTUAL FUNDS:
The Hartford Small Company Fund – Class R4	Seeks growth of capital	Hartford Investment Financial Services, LLC Sub-advised by Wellington Management Company, LLP
INSURANCE COMPANY DEDICATED MUTUAL FUNDS:
Hartford Small Company HLS Fund – Class IB	Seeks growth of capital.	HL Investment Advisors, LLC Sub-advised by Wellington Management Company, LLP

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.